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ROVI CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 25, 2015, representatives of Rovi Corporation (the “Company”) provided the attached materials to representatives of Institutional Shareholder Services Inc. and certain investors regarding the Company (the “April 25 Investor Presentation”). A copy of the April 25 Investor Presentation is filed herewith as Exhibit 1.

Exhibit 1

April 25 Investor Presentation

Rovi’s Perspectives on Engaged Capital Nominees’ Prior Board Performance

EnergySolutions Unwired Planet Liberate Technologies
BigBand Networks InterTrust  Technologies
(12%)
(22%)
(8%)
(27%)
(35%)
Engaged Capital conveniently presents data as of the date
Mr. Lockwood announces his resignation from UPIP’s board,
as opposed to the date he actually resigns – the stock price drops 14% between those two dates
We believe our business is significantly more complex than that of a pure IP licensing business / patent troll like Unwired Planet
Alpha (vs. TSR adjusted S&P 500) of negative 64%
David Lockwood was appointed to the Board on 11/03/10
Engaged Capital cites 6/11/12 as the relevant start date after the stock had lost (65%) since his actual start date on the Board
We believe that by focusing on Lockwood’s actions as CEO
rather than as a Director, Engaged Capital is misrepresenting his track record
Alpha (vs. TSR adjusted S&P 500) of negative 57%
The Liberate stock price chart shown by Engaged Capital starts neither from when Mr. Lockwood becomes CEO nor from when
he joins as a director
We believe that Mr. Lockwood’s role at Liberate was largely to run a process to sell the company’s business units
Alpha (vs. TSR adjusted S&P 500) of negative 44%
Engaged Capital’s InterTrust stock price chart is shown for
during Mr. Lockwood’s time as CEO – again, this is misleading in our opinion as it focuses on executive rather than directorial decisions
Highlighting Mr. Lockwood’s dividend strategy suggests a bias towards corporate finance measures as opposed to a long-term strategy that truly addresses the dominant and changing themes in media and consumption
Alpha (vs. TSR adjusted S&P 500) of negative 2%
Mr. Lockwood’s performance as a director at BigBand Networks is completely omitted from Engaged Capital’s materials
– Picking a few experiences while excluding others, especially those that were failures, presents a highly skewed picture of
Mr. Lockwood’s track record, in our opinion
Alpha (vs. TSR adjusted S&P 500) of negative 38%
Actual start date:
Jun 1, 2003
Start date
cherry-
picked by
Engaged
Capital
Start date
cherry-
picked by
Engaged
Capital
Start date cherry-picked
by Engaged Capital
Actual start date:
Nov 3, 2010
Actual start date:
Oct 9, 2000
$4.00
$3.50
$3.00
$2.50
3
$2.00
$4.50
3-Nov-10 24-Jun-11 10-Feb-12 2-Oct-12 24-May-13
$1.25
$2.50
$3.75
$5.00
$6.25
$7.50
15-Jan-13 28-Jun-13 9-Dec-13 22-May-14 3-Nov-14
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
1-Jan-03 26-Sep-03 25-Jun-04 23-Mar-05 19-Dec-05
29-Jul-10 26-Nov-10 25-Mar-11 22-Jul-11 21-Nov-11
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
9-Oct-00 1-May-01 21-Nov-01 13-Jun-02 3-Jan-03
$0.75
$3.00
$5.25
$7.50
$9.75
$12.00
Total return performance during actual Board
tenure¹
Total return performance during actual Board tenure
Total return performance during actual Board
tenure²
Total return performance during actual Board tenure
Total return performance during actual Board tenure
Source: FactSet as of 4/24/15.
Note: Alpha calculated as return on stock (including reinvested dividends and adjusted for spin-offs, splits and other corporate events) against the S&P 500 Total Return Index during Board tenure.
Start dates based upon disclosed effective dates.  For companies that were acquired, end date based upon the disclosed transaction closing date.
  Remains on board following take-private.
  Price returns as of June 2, 2003, to account for the holiday on June 1, 2003. Assumes any dividends resulting from the liquidation of the company are not reinvested.
  End date for David Lockwood’s board tenure at Liberate Technologies based on the effective date of the stock split conducted as part of a “going private” transaction, per company filings.
1
2
3
David Lockwood – Total Return Performance as a Director

Aviat Networks
Raghu Rau – Total Return Performance as a Director
SeaChange International
(68%)
(20%)
Engaged Capital uses an arbitrary start date for its Aviat Networks stock price chart – one from when the stock outperforms peers, as opposed the actual dates of Mr. Rau’s board tenure
Engaged Capital states that Mr. Rau resigned from the Board on 1/1/2015 – this is INCORRECT – the CORRECT exit date for Mr. Rau, per company filings, is
1/11/2015 (the stock declined 10% between those two dates)
Alpha (vs. TSR adjusted S&P 500) of negative 152%
Engaged Capital lists Mr. Rau’s actions as CEO and Board member at
SeaChange; however, the time period selected for the stock price chart does not tie to either of those two tenures
Alpha (vs. TSR adjusted S&P 500) of negative 110%
Source: FactSet as of 4/24/15.
Note: Alpha calculated as return on stock (including reinvested dividends and adjusted for spin-offs, splits and other corporate events) against the S&P 500 Total Return Index during Board tenure.
Start dates based upon disclosed effective dates.
11-Jan-15
Start date
cherry-
picked by
Engaged
Capital
Total return performance during actual Board tenure Total return performance during actual Board tenure
Actual start date:
Jul 15, 2010
Start date per Engaged
Capital’s price chart
Actual start date:
Nov 9, 2010
9-Nov-10 9-Sep-11 10-Jul-12 10-May-13 12-Mar-14
$0.50
$1.75
$3.00
$4.25
$5.50
$6.75
1-Jan-10 17-Dec-10 2-Dec-11 16-Nov-12 1-Nov-13 20-Oct-14
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00

We Believe Engaged Capital Has No Real Technology Expertise
and Its Board Influence Has Created Little to No Value
The Only Three Boards Engaged
Capital Nominees Joined
• Engaged Capital gained no board seats to exert influence
at any of these companies
• Merely absolute return – does not represent additional
value added (alpha)
• Only one of nine positions is in technology
• None are in technology
• Engaged Capital either destroyed or
created nominal additional value after
its nominees got on the Board
Returns claimed by Engaged Capital 1 Alpha generated since Engaged
Capital took Board seats 2
None with Board influence
The directors Engaged Capital
approved, per its settlement
agreement with ANF, one of
whom was their specific nominee,
have overseen considerable
destruction of value
44% 44%
42%
38%
37%
35%
33%
15%
(4%)
(60%)
(50%)
(40%)
(20%)
(10%)
0%
10%
20%
30%
40%
50%
OPLK TKR AVAV HAR SIMG PRXL ESL DST VOLC
(30%)
1%
2%
(55%)
TRS JMBA
ANF
Source: Engaged Capital’s DFAN14A filed April 22, 2015.
Source: FactSet as of April 24, 2015.
Note: Alpha calculated as return on stock (including reinvested dividends and adjusted for spin-offs, splits and other corporate events) against the S&P 500 Total Return Index during Board tenure.
Start dates based upon disclosed effective dates.
1
2

ROVI Stock

Our Board Has a Meaningful Economic Stake in Rovi’s
Future
Excluded from
Engaged Capital’s
analysis
3
4
2.3x
Including exercisable options, the Board’s stake exceeds Engaged Capital – including restricted stock awards and units, the Board’s stake is 2.3x that of Engaged Capital
1
2
178,557
655,819
443,180
1,277,556
550,000
Engaged Capital
Stock Exercisable Options RSAs/RSUs Engaged Capital's Shares
1
RSAs vesting through July 1, 2015, for all non-executive directors and RSAs/RSUs vesting through 2018 for President, CEO & Director Tom Carson. Certain of Mr. Carson’s RSAs/RSUs are also subject to performance-based vesting.
2
Are currently exercisable or exercisable within 60 days of March 16, 2015.
3
Source:   Rovi’s 2015 proxy statement.
4
Source:   Engaged Capital’s 2015 proxy statement.
Rovi Directors